Exhibit 99.1

LEVI STRAUSS & CO.

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 25, 2003 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent for the lenders from time to time party to the Credit Agreement (as defined below) (the “Administrative Agent”), and, for purposes of Section 4 hereof, the Loan Parties other than the Borrower listed on the signature pages hereof (the “Subsidiary Parties”), and is made with reference to that certain Credit Agreement dated as of January 31, 2003 (the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the several financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to (i) adjust certain financial covenants set forth therein and (ii) make certain other amendments as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions

A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

“‘First Amendment’ means that certain First Amendment to Credit Agreement dated as of June 25, 2003 and entered into by and among the Borrower, the financial institutions listed on the signature pages thereof, the Administrative Agent, and, for purposes of Section 4 thereof, the Loan Parties other than the Borrower listed on the signature pages thereof.”

“‘First Amendment Effective Date’ means the date upon which the First Amendment becomes effective in accordance with its terms.”

B. Section 1.01 of the Credit Agreement is hereby further amended by deleting each of the definitions of “Applicable Rate”, “Consolidated EBITDA”, “Consolidated Excess Cash Flow”, “Consolidated Leverage Ratio” and “Consolidated Senior Secured Leverage Ratio” therefrom in their entirety and substituting the following therefor, respectively:

“‘Applicable Rate’ means, from time to time, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate + — — — Letters of Credit	Base Rate +
1	<3.00:1.00	0.500%	3.500%	2.500%
2	≥3.00:1.00 but <3.50:1.00	0.750%	3.750%	2.750%
3	≥3.50:1.00 but <4.50:1.00	0.875%	4.000%	3.000%
4	≥4.50:1.00	1.000%	4.250%	3.250%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the third Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day immediately following the date on which such Compliance Certificate was required to have been delivered until the third Business Day immediately following the date such Compliance Certificate is delivered in respect of the relevant Fiscal Quarter. The Applicable Rate in effect from the Closing Date to the First Amendment Effective Date shall be determined based upon Pricing Level 3 as in effect immediately prior to the First Amendment Effective Date. The Applicable Rate in effect from the First Amendment Effective Date through the date the Borrower delivers a Compliance Certificate in respect of the Borrower’s Fiscal Quarter ending May 25, 2003 shall be determined based upon Pricing Level 4.”

“‘Consolidated EBITDA’ means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to (a) Consolidated Net Income for such period, plus (b) the sum of the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes for such period, (iii) the amount of depreciation and amortization expense, (iv) all nonoperating expense (excluding any nonoperating expense constituting restructuring and restructuring related charges incurred after June 25, 2003) of the Borrower and its Subsidiaries for such period minus all nonoperating income (excluding any nonoperating income constituting reversals of restructuring and restructuring related charges, where such charges are incurred after June 25, 2003) of the Borrower and its Subsidiaries for such period, (v) solely with respect to the Fiscal Quarters ending May 2002, August 2002 and November 2002, amounts of $180,252,000, $1,668,000 and $8,788,000, respectively, which shall be deemed by the parties hereto to be amounts relating to restructuring and restructuring related charges for such periods, (vi) accruals for the Leadership Shares Plan during such period, (vii) solely with respect to periods in the Fiscal Year ending November 2003, the amount of any loss for any such period attributable to the repurchase, redemption or other retirement of the 6.80% Notes, (viii) solely with respect to the Fiscal Quarter ending February 2003, a one-time non-cash adjustment to lease expense in an amount not to exceed $25,000,000, (ix) without duplication, all non-cash restructuring and restructuring related charges or reversals of such charges, where such charges are incurred after June 25, 2003, for such period, and (x) without duplication, all cash restructuring and restructuring related charges or reversals of such charges, where such charges are incurred after June 25, 2003, for such period, minus (c) the sum of (i) cash payments made by the Borrower during such period under the Leadership Shares Plan and (ii) the aggregate amount of cash payments made during such period in respect of cash restructuring and restructuring related charges incurred after June 25, 2003 for such period or any prior period.”

“‘Consolidated Excess Cash Flow’ means, for any period, an amount (if positive) equal to (a) Consolidated EBITDA for such period, minus (b) the sum, without duplication, of the amounts for such period of (i) voluntary and scheduled repayments of Indebtedness (excluding repayments of principal on the Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayment), (ii) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (iii) cash payments in respect of Consolidated Interest Charges made during such period, and (iv) cash payments of current federal, state, local and foreign taxes made during such period, plus (c) without duplication, the Consolidated Working Capital Adjustment.”

“‘Consolidated Leverage Ratio’ means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the twelve-month period ended on the last day of the fiscal month most recently ended for which the Borrower is required to have delivered financial statements pursuant to Section 6.01(c); provided that solely for purposes of determinations of the Consolidated Leverage Ratio made at any time during each of the Fiscal Quarters ending February 2003, May 2003, August 2003 and November 2003, Consolidated Funded Indebtedness shall be reduced as of such date by the aggregate amount of cash and Cash Equivalents held by the Borrower on such date in the 6.80% Notes Accounts; provided further, however, that the amount of any reduction pursuant to the immediately foregoing proviso shall in no case exceed an amount sufficient to repay at maturity (including any interim scheduled interest payments) in accordance with the terms of the 1996 Indenture all of the 6.80% Notes outstanding as of such date.”

“‘Consolidated Senior Secured Leverage Ratio’ means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Funded Indebtedness as of such date to (b) Consolidated EBITDA for the twelve-month period ended on the last day of the fiscal month most recently ended for which the Borrower is required to have delivered financial statements pursuant to Section 6.01(c).”

1.2    Amendments to Section 2: The Commitments and Credit Extensions

A. Section 2.09(a)(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(i)	Tranche B Term Loans shall bear interest through maturity as follows:

(A)	if a Base Rate Loan, then the sum of the Base Rate plus 3.25% per annum; and

(B)	if a Eurodollar Rate Loan, then the sum of the Eurodollar Rate for such Interest Period plus 4.25% per annum;”

1.3    Amendments to Section 6: Affirmative Covenants

A. Section 6.01(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(c) As soon as available, but in any event within 30 days after the end of each fiscal month (i) a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such month, (ii) consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, and (iii) a calculation of Consolidated EBITDA for the twelve-month period ended on the last day of such month and calculations of the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio as of the last day of such month, all in reasonable detail and duly certified by a Responsible Officer of the Borrower; and”

B. Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (l) thereof; (ii) deleting the period at the end of clause (m) thereof and substituting “; and” therefor; and (iii) adding the following as new Section 6.02(n):

“(n) as soon as available, but in any event no later than 30 days after the end of each fiscal month, forecasts of cash receipts and disbursements of the Borrower and its Subsidiaries prepared by management of the Borrower, in form satisfactory to the Administrative Agent, such forecasts to be prepared on a monthly basis for the 13-week period immediately following such fiscal month.”

1.4    Amendments to Section 7: Borrower’s Negative Covenants

A. Section 7.19(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any Fiscal Quarter of the Borrower to be less than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending	Minimum Consolidated Interest Coverage Ratio
February 2003	1.75 to 1.00
May 2003	1.75 to 1.00
August 2003	1.75 to 1.00
November 2003	1.75 to 1.00
February 2004	1.75 to 1.00
May 2004	1.90 to 1.00
August 2004	2.00 to 1.00
November 2004	2.00 to 1.00
February 2005	2.25 to 1.00
May 2005	2.25 to 1.00
August 2005	2.25 to 1.00
November 2005	2.25 to 1.00
February 2006	2.50 to 1.00
May 2006	2.50 to 1.00
August 2006	2.50 to 1.00”

B. Section 7.19(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on any Business Day during any of the periods set forth below to be greater than the ratio set forth below opposite such period:

Twelve Months Ending on the Last Day of Each Month in the Periods Set Forth Below	Maximum Consolidated Leverage Ratio
February 2003	5.00 to 1.00
March 2003 through May 2003	5.50 to 1.00
June 2003 through July 2003	6.25 to 1.00
August 2003	6.10 to 1.00
September 2003	5.90 to 1.00
October 2003	5.50 to 1.00
November 2003	5.10 to 1.00
December 2003 through February 2004	5.25 to 1.00
March 2004 through May 2004	4.75 to 1.00
June 2004 through May 2005	4.50 to 1.00
June 2005 through August 2005	4.25 to 1.00
September 2005 through November 2005	4.00 to 1.00
December 2005 through February 2006	3.50 to 1.00
March 2006 through August 2006	3.00 to 1.00”

C. Section 7.19(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(c) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio on any Business Day during any of the periods set forth below to be greater than the ratio set forth below opposite such period:

Twelve Months Ending on the Last Day of Each Month in the Periods Set Forth Below	Maximum Consolidated Senior Secured Leverage Ratio
February 2003 through November 2003	2.00 to 1.00
December 2003 through November 2004	1.50 to 1.00
December 2004 through November 2005	1.25 to 1.00
December 2005 through August 2006	1.00 to 1.00”

D. Section 7.19(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter of the Borrower to be less than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending	Minimum Consolidated Fixed Charge Coverage Ratio
February 2003	1.00 to 1.00
May 2003	1.00 to 1.00
August 2003	1.20 to 1.00
November 2003	1.20 to 1.00
February 2004	1.10 to 1.00
May 2004	1.25 to 1.00
August 2004	1.25 to 1.00
November 2004	1.25 to 1.00
February 2005	1.25 to 1.00
May 2005	1.25 to 1.00
August 2005	1.25 to 1.00
November 2005	1.00 to 1.00
February 2006	1.00 to 1.00
May 2006	1.00 to 1.00
August 2006	1.00 to 1.00”

1.5    Substitution of Exhibits

A. Exhibit E: Form of Compliance Certificate. Exhibit E to the Credit Agreement is hereby amended by deleting said Exhibit E in its entirety and substituting in place thereof a new Exhibit E in the form of Exhibit A to this Amendment.

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. On or before the First Amendment Effective Date, the Borrower shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1. Certified copies of its Amended and Restated Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

2. A certificate of its corporate secretary or an assistant secretary, attaching a copy of its Bylaws or certifying that there have been no changes in its Bylaws from the form of Bylaws previously delivered to the Lenders;

3. Resolutions of its Board of Directors or a duly authorized committee thereof approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

4. Signature and incumbency certificates of its officers executing this Amendment; and

5. Executed copies of this Amendment.

B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

C. On or before the First Amendment Effective Date, the Borrower shall pay all fees payable in connection with the Amendment including, to the Administrative Agent for the pro rata benefit of the Lenders approving this Amendment by 5:00 p.m. (New York time) on June 25, 2003, a fee equal to the product of 25.0 basis points multiplied by the aggregate Commitments of such approving Lenders.

Section 3.    BORROWER’S REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority and all requisite governmental licenses, authorizations, consents and approvals to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other organizational action on the part of the Borrower.

C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) contravene the terms of the Borrower’s Organization Documents, (ii) conflict with or constitute a default or require any payment to be made under or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which the Borrower is a party (except the Loan Documents) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any Law.

D. Governmental Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by the Borrower of this Amendment and the performance by, or enforcement against, the Borrower of the Amended Agreement.

E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement constitute legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

G. Absence of Default. No Default exists or will result from the execution and delivery of, or the consummation of the transactions contemplated by, this Amendment.

Section 4.    ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Party hereby acknowledges and agrees that the Guaranty and each of the Collateral Documents (collectively, the “Credit Support Documents”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Subsidiary Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Party to any future amendments to the Credit Agreement.

Section 5.    MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

C. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

E. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, Required Lenders and each of the Subsidiary Parties and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Signature Pages Begin On Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: LEVI STRAUSS & CO.

By:
Name:	Joseph M. Maurer
Title:	Vice President and Treasurer

SUBSIDIARY PARTIES: BATTERY STREET ENTERPRISES, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS FINANCIAL CENTER CORPORATION

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS GLOBAL FULFILLMENT SERVICES, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS INTERNATIONAL

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS INTERNATIONAL, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI’S ONLY STORES, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

NF INDUSTRIES, INC.

By:
Name:	Joseph M. Maurer
Title:	Treasurer

LENDERS: CITICORP NORTH AMERICA, INC., as the Administrative Agent, as a Lender and as a Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as an L/C Issuer

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender and as an L/C Issuer

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as an L/C Issuer

By:
Name:
Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:
Name:
Title:

,
as a Lender

By:
Name:
Title: